UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 23, 2004 (September 10, 2004)

RAYBOR MANAGEMENT INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-29905	98-0220848
(Commission File Number)	(IRS Employer Identification No.)

221 West 10th Street, Medford, Oregon	97501
(Address of Principal Executive Offices)	(Zip Code)

541-494-4001

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On September 10, 2004, David Yost voluntarily resigned from the board of directors of Raybor Management Inc. (the “Company”). There was no disagreement between Mr. Yost and the Company regarding any matter relating to the Company’s operations, policies or practices.

(d) On December 21, 2004 the board of directors of the Company appointed Noel Littlefield, Ryan Azares and Tracy Friend as directors, to serve until the next annual meeting of stockholders of the Company or until their successors are duly elected and qualified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Raybor Management Inc.
(Registrant)

Date: December 23, 2004		/s/ Jeffrey D. Hoyal
	By:	Jeffrey D. Hoyal
	Title:	President and Chief Executive Officer